UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Champions Oncology, Inc.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Champions Oncology, Inc.

One University Plaza, Suite 307

Hackensack, New Jersey 07601

Notice of Annual Meeting of Stockholders

to be held

October 13, 2014

To the Stockholders of Champions Oncology, Inc.:

The Annual Meeting of Stockholders of Champions Oncology, Inc., a Delaware corporation (the “Company”) will be held at the Company’s headquarters, located at One University Plaza, Suite 307, Hackensack, New Jersey 07601, on Monday, October 13, 2014 at 9:00 a.m., Eastern time, for the following purposes:

1.	Elect the seven Board of Director nominees named in the accompanying proxy statement to the Board of Directors for the ensuing year and until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal;

2.	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2014;

3.	Approve a non-binding advisory resolution relating to the compensation of our named executive officers; and

4.	Transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors has fixed August 15, 2014 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

UNLESS YOU PROVIDE SPECIFIC INSTRUCTIONS AS TO HOW TO VOTE, BROKERS MAY NOT VOTE YOUR SHARES OF COMMON STOCK ON THE ELECTION OF DIRECTORS OR THE NON-BINDING ADVISORY RESOLUTION RELATING TO THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on October 13, 2014

Pursuant to rules and regulations adopted by the Securities and Exchange Commission, we have elected to provide access to our proxy materials over the Internet, allowing us to provide the information stockholders need, while lowering delivery and printing expenses. On or about August 28, 2014, we mailed to our stockholders a notice containing instructions on how our stockholders may access online our 2014 Proxy Statement and 2014 Annual Report on Form 10-K. Our Form 10-K does not constitute a part of the proxy solicitation material, but provides you with additional information about the Company. These materials are available on the following website: https://www.iproxydirect.com/CSBR.

We invite your attention to each of these documents, and we invite you to attend the Annual Meeting of Stockholders, in person.

By Order of the Board of Directors

Joel Ackerman
Secretary

Hackensack, New Jersey

August 28, 2014

EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE YOUR SHARES ONLINE, OR UPON REQUEST, OBTAIN A PROXY CARD AND RETURN IT PROMPTLY TO OUR TABULATOR. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON AT THE MEETING.

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Champions Oncology, Inc.

One University Plaza, Suite 307

Hackensack, New Jersey 07601

(201) 808-8400

Proxy Statement For Annual Meeting of Stockholders

Approximate Date of Mailing: August 28, 2014

The accompanying proxy is solicited by the Board of Directors of Champions Oncology, Inc., a Delaware corporation, in connection with the Annual Meeting of Stockholders (the “Meeting”) to be held on October 13, 2014, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying notice of the meeting. The Board of Directors has fixed the close of business on August 15, 2014 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the meeting. On that date, there were outstanding 66,885,741 shares of the Company’s Common Stock par value $0.001 per share (the “Shares”). The Board of Directors has designated its headquarters at One University Plaza, Suite 307, Hackensack, New Jersey 07601 as the place of the Meeting. The Meeting will be called to order at 9:00 AM, Eastern time.

The Board of Directors solicits this proxy and urges you to vote immediately. Unless the context otherwise indicates, references to “Champions,” “we,” “us,” “our” or “the Company” means Champions Oncology, Inc.

Pursuant to the e-proxy rules and regulations adopted by the United States Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials over the Internet. On or about August 28, 2014, we mailed to our stockholders a notice (the “E-Proxy Notice”) containing instructions on how to access online our 2014 Proxy Statement, and Annual Report on Form 10-K. If you would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting proxy materials included in the E-Proxy Notice. These materials will be available free of charge and will be sent to you within three business days of your request. Our Annual Report on Form 10-K does not constitute a part of the proxy solicitation material, but provides you with additional information about the Company.

Each record holder of Shares on the Record Date is entitled to one vote for each Share held on all matters to come before the meeting, including the election of directors. Because most of our stockholders cannot attend the Annual Meeting in person, it is necessary for a large number to be represented by proxy. Stockholders may vote by going online and casting their votes electronically or by requesting a proxy card and mailing it to us to our proxy tabulator. Please check the information forwarded by your bank, broker or other holder of record to see what options are available to you. A proxy may be revoked at any time before its exercise by the filing of a written revocation with Joel Ackerman, Corporate Secretary of the Company, by timely providing a later-dated proxy or by voting by ballot at the Annual Meeting. Mere attendance at the Annual Meeting will not revoke a proxy, and if you are a beneficial owner of Shares not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting.

QUESTIONS AND ANSWERS FOR ANNUAL MEETING

Q:	Who is asking for my vote and why am I receiving this document?

A:	The Board of Directors asks that you vote on the matters listed in the Notice of Annual Meeting of stockholders that are more fully described in this Proxy Statement.

We are providing this Proxy Statement and related proxy card to our stockholders in connection with the solicitation by the Board of Directors of proxies to be voted at the Meeting. A proxy, if duly executed and not revoked, will be voted in accordance with the specific instructions noted on the proxy and, if it does not contain specific instructions, will be voted in accordance with the recommendations of the Board of Directors set forth in this Proxy Statement.

Q:	Who is entitled to vote?

A:	You may vote if you owned Shares on August 15, 2014, the date established by the Board of Directors under Delaware law and our by-laws for determining stockholders entitled to notice of and to vote at the Meeting. On the record date, there were 66,885,741 Shares outstanding. Each Share outstanding on the record date is entitled to one vote.

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Q:	What is a proxy?

A:	A proxy is your legal designation of another person to vote your stock. If you designate someone in writing as your proxy or proxy holder, that document is also called a proxy or a proxy card. Mr. Joel Ackerman and Dr. Ronnie Morris have been designated as proxies or proxy holders for the Meeting. Proxies properly executed and received by our Secretary prior to the Meeting and not revoked will be voted in accordance with the terms thereof.

Q:	What is a voting instruction?

A:	A voting instruction is the instruction form you receive from your bank, broker or its nominee if you hold your Shares in street name. The form instructs you on how to direct your bank, broker or its nominee, as record holder, to vote your Shares.

Q:	What am I voting on at the Meeting?

A:	You will be voting on the following matters at the Meeting:

•	Election of the seven named nominees to the Board of Directors;

•	Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm;

•	Approval of a non-binding advisory resolution relating to the compensation of our named executive officers; and

•	Any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Q:	How many votes must be present to hold the Meeting?

A:	In order for the Meeting to be conducted, a majority of the outstanding Shares as of the record date must be represented in person or by proxy at the Meeting. This is referred to as a quorum. Abstentions, withheld votes and Shares held of record by a bank, broker or its nominee (“Broker Shares”) that are voted on any matter (including an abstention or withheld vote by Broker Shares) are included in determining the number of votes present. Broker Shares that are not voted on any matter will not be included in determining whether a quorum is present.

Q:	What vote is needed to elect directors?

A:	The election of each nominee for director requires the affirmative vote of the holders of a plurality of the Shares voted in the election of directors.

Q:	What vote is needed to ratify the appointment of Ernst & Young LLP?

A:	The ratification of the appointment of Ernst & Young LLP requires the affirmative vote of a majority of the Shares present or represented by proxy at the Meeting.

Q:	What vote is needed to approve the non-binding advisory resolution relating to the compensation of our named executive officers?

A:	The approval of the non-binding advisory resolution relating to the compensation of our named executive officers requires the affirmative vote of a majority of the Shares present or represented by proxy at the Meeting. Because your vote is advisory in nature, it will not be binding on the Company or the Board of Directors. However, the Board of Directors will review the results of the voting on this resolution and consider them when making future decisions on executive compensation.

Q:	What are the voting recommendations of the Board of Directors?

A:	The Board of Directors recommends that stockholders vote “FOR” all of the proposed nominees for director, “FOR” the ratification of the appointment of Ernst & Young LLP and “FOR” a non-binding resolution approving the compensation of our named executive officers.

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Q:	How do I vote?

A:	Stockholders may vote by going online and casting their votes electronically or by requesting a proxy card and mailing it to our proxy tabulator.

Stockholders who hold Shares through banks, brokers or other nominees (as an Objecting Beneficial Owner) who wish to vote at the Meeting should be provided voting instructions on the instruction form provided to them from the institution that holds their Shares. If this has not occurred, please contact the institution that holds your Shares.

The deadline for votes received by mail is 5:00 p.m., Eastern time, on October 10, 2014.

Q:	Can I attend the Meeting?

A:	The Meeting is open to all holders of our Shares as of the record date, August 15, 2014. However, space is limited and seating at the meeting will be available on a first-come, first-served basis. You may vote by attending the Meeting and voting in person. Even if you plan to attend the Meeting, however, we encourage you to vote your Shares by proxy. We will not permit cameras, recording devices or other electronic devices at the Meeting.

Q:	Can I change or revoke my vote?

A:	Any stockholder giving a proxy may change or revoke it at any time before it is voted at the Meeting. A proxy can be changed or revoked by;

•	delivering a later dated proxy, or written notice of revocation, to our proxy tabulator; or

•	appearing at the Meeting and voting in person.

If you decide to vote by completing, signing, dating and returning the enclosed proxy card, you should retain a copy of the proxy card in the event that you decide later to change or revoke your proxy at the Meeting. Your attendance at the Meeting will not itself revoke a proxy.

If you are a stockholder whose Shares are held in street name with a bank, broker or other nominee, you must follow the instructions found on the voting instruction form provided by the bank, broker or other nominee, or contact your bank, broker or other nominee in order to change or revoke your previously given proxy.

Q:	How will my Shares be voted if I sign, date and return my proxy card or voting instruction form, but do not provide complete voting instructions with respect to each proposal?

A:	Stockholders should specify their choice for each matter on the enclosed proxy. If no specific instructions are given, it is intended that all proxies that are signed and returned will be voted “FOR” the election of all nominees for director, “FOR” the ratification of the appointment of Ernst & Young LLP and “FOR” a non-binding resolution approving the compensation of our named executive officers. As to any other business that may properly come before the Meeting, the persons named in the enclosed proxy card or voting instruction will vote the Shares represented by the proxy in the manner as the Board of Directors may recommend, or otherwise in the proxy holders’ discretion. The Board of Directors does not presently know of any other such business.

Q:	How will my Shares be voted if I do not return my proxy card or my voting instruction form?

A:	It will depend on how your ownership of Shares is registered. If you own your Shares as a registered holder, which means that your Shares are registered in your name with our transfer agent, your Shares will only be voted if our transfer agent receives specific voting instructions from you. Otherwise, your unvoted Shares will not be represented at the Meeting and will not count toward the quorum requirement, which is explained under “Questions and Answers — How many votes must be present to hold the Meeting?” above, unless you attend the Meeting to vote them in person.

If you are a stockholder whose Shares are held in street name, meaning that your Shares are registered in the name of your bank, broker or other nominee, your bank, broker or other nominee may not vote your Shares in its discretion (with certain limited exceptions) unless you have provided voting instructions to the bank, broker or its nominee.

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Generally, your broker may vote your Shares in its discretion on “routine matters.” We believe that the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm is a routine matter for which brokerage firms may vote in their discretion on behalf of their clients if no voting instructions are provided. Therefore, if you are a stockholder whose Shares are held in street name with a bank, broker or other nominee and you do not return your voting instruction form, your bank, broker or other nominee may vote your Shares on the ratification of the appointment by the Audit Committee of Ernst & Young LLP as our independent registered public accounting firm.

Q:	Where can I find the results of the Meeting?

A:	We intend to announce preliminary voting results at the Meeting and publish final results through a Current Report on Form 8-K that we will file with the Securities and Exchange Commission (the “SEC”) within four business days of the Meeting.

Q:	Who pays for the solicitation of proxies?

A:	We will pay for the cost of the solicitation of proxies.

Q:	Could other matters be decided at the Meeting?

A:	As of the date of the mailing of this Proxy Statement, the Board of Directors did not know of any other business that might be brought before the Meeting. However, if any other matters should properly come before the Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying proxy to vote on such matters as they, in their discretion, may determine.

Q:	Where can I find the corporate governance materials?

A:	The charters of our Audit Committee, Compensation Committee and Nominating and Governance Committee, are available on our Internet website at http://www.championsoncology.com under the Corporate Governance section of the Investor Relations tab and are available in print to any stockholder upon request by contacting our investor relations department as described below.

Q:	How do I communicate with the Board of Directors?

A:	Stockholders and other interested persons may communicate with the full Board of Directors, a specified committee of the Board of Directors or a specified individual member of the Board of Directors in writing by mail addressed to Champions Oncology, Inc. One University Plaza, Suite 307, Hackensack, New Jersey 07601, Attention: Chairman of the Nominating and Governance Committee. The Chairman of the Nominating and Governance Committee and his duly authorized agents are responsible for collecting and organizing stockholder communications. Absent a conflict of interest, the Chairman of the Nominating and Governance Committee is responsible for evaluating the materiality of each stockholder communication and determining whether further distribution is appropriate, and, if so, whether to (1) the full Board of Directors, (2) one or more committee members, (3) one or more Board members and/or (4) other individuals or entities.

***********

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to Be Held on October 13, 2014.

This Proxy Statement and our Annual Report on Form 10-K are both available free of charge at https://www.iproxydirect.com/CSBR. We will provide without charge to each person to whom this Proxy Statement has been delivered, on the request of any such person, additional copies of our Annual Report on Form 10-K. Requests should be directed to our investor relations department as described below:

Champions Oncology, Inc.

855 N. Wolfe Street

Suite 619

Baltimore, Maryland 21205

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Attention: Susan Foreman, Investor Relations
Telephone: 410-369-0365

We also make available free of charge through our Internet website our Annual Reports on Form 10-K for prior years, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, Proxy Statements on Schedule 14A and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”), as soon as reasonably practicable after such documents are electronically filed with, or furnished to, the SEC. The information on our Internet website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the SEC.

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Proposal No. 1

Election of Directors

Our Nominating and Corporate Governance Committee has unanimously recommended to the Board of Directors, and the Board of Directors has unanimously approved, the persons named below as nominees for election to the Board of Directors at the Meeting. Each nominee has consented to being named as such and to serve as such if elected. Each of these nominees currently serves as a director. Proxies will be voted for the election of the persons named below (or if for any reason such person are unavailable, of such substitutions as the Board of Directors may designate) as directors for the ensuing year. The Board of Directors has no reason to believe that any of the nominees will be unavailable. Each nominee who is elected will serve as a director until his successor is elected at our next annual meeting of stockholders and until his successor has been elected and qualified, or until his earlier death, resignation or removal.

Unless contrary instruction is given, the person(s) named in the proxies solicited by the Board of Directors will vote each such proxy for the election of the named nominee. If the nominee is unable to serve, the Shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may reduce the size of the Board to eliminate the vacancy. At this time, the Board does not anticipate that the nominees will be unavailable to serve.

Set forth below is information concerning the age, principal occupation, employment and directorships during the past five years and positions with the Company of each nominee and director, and the year in which he first became a director of the Company. Also set forth below is a brief discussion of the specific experience, qualifications, attributes or skills that led to the conclusion that each nominee and directors should serve as a director as of the date of this proxy statement, in light of the Company’s business and structure. The Nominating and Corporate Governance Committee reviews at least annually the skills and characteristics of new and existing directors. Except as described below, there are no known arrangements or understandings between any director or nominee for director of the Company and any other person pursuant to which such director or nominee has been selected as a director or nominee.

Joel Ackerman, age 49, has served as Chief Executive Officer and a director of the Company since October 2010.  Mr. Ackerman received a bachelor’s degree from Columbia University, where he graduated summa cum laude in 1988, and a master’s degree in Physics from Harvard University in 1990.  From 1990 to 1993, Mr. Ackerman was an associate with Mercer Management Consulting, a global strategy consulting firm.  From 1993 to 2008, Mr. Ackerman was employed by Warburg Pincus, LLC, a global private equity investment firm.  There, Mr. Ackerman served in various capacities including Managing Director, Head of Healthcare Services, and as a member of the firm’s executive management team. During 2010, Mr. Ackerman served as a senior portfolio fellow with Acumen Fund, a non-profit global venture fund that uses entrepreneurial approaches to address global poverty.  Mr. Ackerman is currently a member of the board of directors of Kindred Healthcare, Inc., a publicly traded company that provides post acute services. Until the second quarter of 2013, Mr. Ackerman was a member of the Board of Directors of Coventry Health Care Inc., a publicly traded managed health care company. Mr. Ackerman’s employment agreement with the Company provides that the Company will nominate him for election as a director for so long as he serves as an executive officer of the Company.

Mr. Ackerman is well-qualified to serve as a member of the Company’s Board of Directors, due to his broad and extensive operational and financial experience in the healthcare and biomedical industries.

Arthur G. Epker, III, age 52, has served as a director of the Company since March 2013. Mr. Epker is a Vice President and partner of PAR Capital Management, Inc., an investment adviser that manages PAR Investment Partners, L.P., a private investment fund. Mr. Epker is a member of the board of directors of Pure Cycle Corporation, a publicly traded company that provides wholesale water services. He received his undergraduate degree in computer science and economics with highest distinction from the University of Michigan (1983) and his Masters of Business Administration from Harvard Business School (1987). PAR Investment Partners purchased common stock and warrants of the Company in a private placement on January 28, 2013. As part of that transaction, the Company agreed to appoint a designee of PAR Investment Partners, to its board of directors. Mr. Epker is the designee chosen by PAR Investment Partners.

Mr. Epker is well-qualified to serve as a member of the Company’s Board of Directors due to his financial and investment experience as well as his experience with other companies’ boards of directors.

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Daniel N. Mendelson, age 50, has served as a director of the Company since March 2013. Mr. Mendelson is the Chief Executive Officer and founder of Avalere Health, a strategic advisory company focused on devising innovative solutions to complex healthcare problems. The firm’s customer base includes Fortune 500 healthcare companies, provider organizations, medical foundations, and government. Mr. Mendelson is also currently on the faculty at Wharton, University of Pennsylvania, and sits on the board of directors of HMS Holdings Corp., a publicly traded company that provides cost containment services to government and private healthcare payers and sponsors. From 1998 to 2000, Mr. Mendelson served as Associate Director for Health at the Office of Management and Budget (OMB). Prior to joining OMB, Mr. Mendelson was Senior Vice President of The Lewin Group and Director of the Medical Technology practice. He holds a B.A. from Oberlin College, and an M.P.P. from the Kennedy School of Government at Harvard University.

Mr. Mendelson is well-qualified to serve as a member of the Company’s Board of Directors, due to his business experience in healthcare companies, government experience and business administration education.

Ronnie Morris, M.D., age 48, has served as President and a director of the Company since October 2010. Dr. Morris received his medical degree from the University of Medicine and Dentistry of New Jersey in 1993, completed his residency at the Long Island Jewish Medical Center in 1996, and obtained his certification from the American Board of Internal Medicine in 1996. From 1996 to 2004, Dr. Morris practiced internal medicine and was a managing partner of Prohealth Medical Group in Boca Raton, Florida where, in addition to his personal medical practice of more than 2,500 patients, he managed over 30 physicians in a multi-specialty practice, was responsible for the practice’s financial operations, and coordinated and created ancillary revenue services for the practice. From 2004 to 2006, Dr. Morris was Vice President and Medical Director of AllianceCare Inc. in Boynton Beach, Florida, a company that provides home health care, physical therapy, and doctor “house calls”. In that capacity, Dr. Morris was responsible for the physician house call business, developed new markets, managed and directed 150 employees, tripled revenue and brought his division to profitability. In 2001, in Boca Raton, Florida, Dr. Morris co-founded MDVIP, Inc., a personalized healthcare services company. Until 2009, when MDVIP was acquired by Procter and Gamble Co., Dr. Morris served on MDVIP’s Board of Directors, as Medical Director, and as a member of its executive management team. In those capacities, Dr. Morris conceptualized, developed and helped build MDVIP from a start-up company into a national leader in personalized healthcare services, with a network of 400 doctors in 29 states and 125,000 consumers/patients. Since 2009, Dr. Morris has been a private investor. Dr. Morris’s employment agreement with the Company provides that the Company will nominate him for election as a director for so long as he serves as an executive officer of the Company.

Dr. Morris is well-qualified to serve as a member of the Company’s Board of Directors, due to his extensive operational and managerial experience in the healthcare industry.

Abba David Poliakoff, age 62, has served as a director of the Company since March 2008. Mr. Poliakoff is a member of the law firm of Gordon Feinblatt LLC in Baltimore, Maryland, and chair of its Securities Law Group. He is a member of the Maryland State Bar Association’s Business Law Section, former Chair of its Committee on Securities, and a former member of the Business Regulations Article Review Committee of the Committee to Revise the Maryland Annotated Code.  Mr. Poliakoff is the Chairman of the Maryland Israel Development Center, a joint venture between the State of Maryland Department of Business and Economic Development and the State of Israel Ministry of Industry and Trade. He is also a co-founder and on the Board of Directors of the Maryland Middle Eastern Chamber of Commerce. Governor Martin J. O’Malley of Maryland has appointed Mr. Poliakoff to the Governor’s International Advisory Council on International Commerce and Trade. He was previously appointed by Maryland Governor Robert C. Ehrlich, Jr. to the Governor’s Transition Committee.  In his community work, he is an officer and on the Board of Directors of the Baltimore Jewish Council, and on the Board of Directors of The Associated Jewish Community Federation of Baltimore, and a founder and past president of the Jewish Arbitration and Mediation Board of Baltimore. He is also on the Board of Directors of Levindale Hebrew Geriatric Center and Hospital, a member company of LifeBridge Health, and on the Investment Committee of LifeBridge Health. Mr. Poliakoff is on the Board of JET Business Incubator of Baltimore, and was formerly on the Board and Chairman of the Legislative Committee of the Greater Baltimore Technology Company.

Mr. Poliakoff is well-qualified to serve as a member of the Company’s Board due to his extensive experience with biotechnology, start-up companies, and venture capital.

David Sidransky, M.D., age 54, has served as Chairman of the Company since October 2007 and a director of the Company since August 2007.  Dr. Sidransky is the Director of the Head and Neck Cancer Research Division at Johns Hopkins University School of Medicine and is a Professor of Oncology, Otolaryngology-Head and Neck Surgery, Cellular & Molecular Medicine, Urology, Genetics, and Pathology at Johns Hopkins University and Hospital.  In the field of oncology, Dr. Sidransky is one of the most highly-cited researchers in clinical and medical journals in the world, with over 490 peer-reviewed publications in the past decade.  He has also contributed to more than 60 cancer reviews and chapters.  Dr. Sidransky is a founder of a number of biotechnology companies and holds numerous biotechnology patents.  He has served as Vice Chairman of the Board of Directors of ImClone Systems, Inc., a global biopharmaceutical company committed to advancing oncology care, and was a director, until its merger with Eli Lilly. Dr. Sidransky remains Chairman of Tamir Biotechnology and serves on the Boards of Directors of Advaxis, Immune Pharmaceuticals and Rosetta Genomics. Dr. Sidransky is serving and has served on scientific advisory boards of MedImmune, Roche, Amgen and Veridex, LLC (a Johnson & Johnson diagnostic company), among others. From 2005 to 2008, Dr. Sidransky served as Director of the American Association for Cancer Research (AACR) and was the Chairperson of the first and second (September 2006 and 2007) AACR International Conferences on Molecular Diagnostics in Cancer Therapeutic Development:  Maximizing Opportunities for Individualized Treatment.  Dr. Sidransky is the recipient of many awards and honors, including the 1997 Sarstedt International Prize from the German Society of Clinical Chemistry, the 1998 Alton Ochsner Award Relating Smoking and Health by the American College of Chest Physicians, and the 2004 Hinda and Richard Rosenthal Award from the AACR.  Dr. Sidransky is certified in Internal Medicine and Medical Oncology by the American Board of Medicine.  Dr. Sidransky received his bachelor’s degree from Brandeis University and his medical degree from the Baylor College of Medicine.

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Dr. Sidransky is well-qualified to serve as the non-executive Chairman of the Company and a member of the Company’s Board of Directors, based on his extensive experience in clinical and medical oncology, his stature as a leading researcher in the field, and his experience with biotechnology companies.

Scott R. Tobin, age 43, has served as a director of the Company since June 2011, pursuant to the terms of the Securities Purchase Agreement dated March 24, 2011 between the Company, Battery Ventures IX, L.P. (“Battery”) and certain other investors and the Securities Purchase Agreement dated January 28, 2013 between the Company, Battery and certain other investors, in which the Company agreed to appoint one nominee nominated by Battery to become a member of the Company’s Board of Directors. In 1997, Mr. Tobin joined Battery Ventures, where he has been a managing member of various funds affiliated with Battery Ventures, since May 2000. Prior to joining Battery, Mr. Tobin held positions at First Albany Corp. and at Future Vision, a venture-backed software company that was sold to Softkey International. Mr. Tobin received a bachelor’s degree with honors in International Relations and Islamic and Middle Eastern Studies from Brandeis University in 1992.

Mr. Tobin is well-qualified to serve on the Company’s Board of Directors due to his extensive corporate finance and multi-national operational experience.

Board Recommendation

The Board of Directors unanimously recommends that you vote FOR the election of the above nominees.

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Corporate Governance

Independence of Directors

The Board of Directors has determined that Messrs. Epker, Mendelson, Poliakoff and Tobin are “independent” as defined in Rule 5605(a)(2) of the NASDAQ Stock Market Rules (“NASDAQ Rules”). Although the Company is not listed on an exchange, the Company has opted to use the NASDAQ Rules definition of “independent.”

Board of Directors Meetings

During the fiscal year ended April 30, 2014, the Board of Directors met eight times. No incumbent director attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board of Directors of the Company held during the year and (2) the total number of meetings held by all committees on which the director served during such year. Our policy is that directors are expected to attend our annual meetings of stockholders. At our annual meeting of stockholders on October 15, 2013, two of our directors attended.

Board Committees

The Board has the following committees, each of which meets at scheduled times:

Audit Committee. The Audit Committee is appointed by the Board to assist the Board in its duty to oversee the Company’s accounting, financial reporting and internal control functions and the audit of the Company’s financial statements. The role of the Audit Committee is to oversee management in the performance of its responsibility for the integrity of the Company’s accounting and financial reporting and its systems of internal controls, the performance and qualifications of the company’s independent auditor, including the independent auditor’s independence, the performance of the Company’s internal audit function; and the Company’s compliance with legal and regulatory requirements.

The current members of the Audit Committee are: (i) Scott Tobin, who is serving as Chairperson, (ii) Arthur G. Epker III and (iii) Abba David Poliakoff, each of whom is independent under the NASDAQ Rules. Our Audit Committee members are not required to meet the heightened independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended, since our securities are not listed or traded on a national securities exchange. However, our Board of Directors has reviewed whether our Audit Committee members meet those heightened independence standards, and concluded that each member meets such requirements. The Board has also examined the SEC’s definition of “audit committee financial expert” and determined that Mr. Tobin satisfies this definition. Accordingly, Mr. Tobin has been designated by the Board as the Company’s audit committee financial expert. The Audit Committee met four times during the fiscal year ended April 30, 2014.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for developing and implementing policies and procedures that are intended to assure that the Board of Directors will be appropriately constituted and organized to meet its fiduciary obligations to the Company and the stockholders on an ongoing basis. The Nominating and Corporate Governance Committee makes recommendations to the Board regarding matters and practices concerning the Board, its committees and individual directors; evaluates the current composition and governance structure of the Board and determines its future requirements; makes recommendations concerning the qualifications, compensation and retirement age of directors; recommends nominees for election to the Board and establishes and administers a Board evaluation process; makes recommendations to the Board about the appointment of directors to the Board Committees and the selection of the Chairpersons of the Board Committees; and reviews timely nominations by stockholders for the election of directors and ensures that such stockholders are advised of any action taken by the Board with respect thereto.

The current members of Nominating and Corporate Governance Committee are: (i) Daniel Mendelson, who is serving as Chairperson, (ii) Abba David Poliakoff and (iii) Arthur G. Epker III, each of whom is independent under the NASDAQ Rules. The Nominating and Corporate Governance Committee met one time during the fiscal year ended April 30, 2014. The policy of our Board is to encourage the selection of directors who will contribute to our company. The Nominating and Corporate Governance Committee considers recommendations from stockholders, as well as other people, as it deems appropriate. Stockholders wishing to nominate a director candidate must comply with certain procedures. We explain the procedures for nominating a director candidate at next year’s annual meeting in “Other Matters.”

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Compensation Committee. The Compensation Committee is charged with reviewing and determining the compensation of the Chief Executive Officer and the other executive officers of the Company. The Compensation Committee, among other things, reviews all forms of compensation for senior management of the Company, including the form and amount of current salary, deferred salary, cash and non-case benefits and all compensation plans of the Company; approves base salary amounts, incentive and bonus compensation amounts and individual stock and/or option grants and awards for all corporate officers at or above the Vice President level (including the President) and all other reporting officers of the Company; administers the Company’s 2010 Equity Incentive Plan; prepares and approves reports to stockholders on compensation matters required by the Securities and Exchange Commission and other government bodies; performs an annual performance appraisal for the President and other senior managers designated by the Board; and establishes levels of director compensation.

The current members of the Compensation Committee are: (i) Abba David Poliakoff, who is serving as Chairperson; (ii) Scott Tobin; and (iii) Daniel Mendelson, each of whom is independent under the NASDAQ Rules. The Compensation Committee met one time during the fiscal year ended April 30, 2014

Committee Charters

The Board has adopted a charter with respect to each of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee, all of which are available for review under the Corporate Governance section of the Investor Relations tab at www.championsoncology.com.

Director Compensation

The following table summarizes the compensation paid to directors, other than directors who are also named executive officers and whose compensation as directors is reflected in the Summary Compensation Table in the Executive Compensation section of this proxy statement, for the fiscal year ended April 30, 2014.

Name (1)	Fees Earned or Paid in cash ($)	Stock awards ($) (2)	Option awards ($) (3)	All other compensation ($)	Total ($)
Arthur G. Epker, III	-	-	154,683	-	154,683
Daniel Mendelson	-	-	154,683	-	154,683
Abba David Poliakoff	-	-	111,372	-	111,372
David Sidransky	-	-	185,620	-	185,620
Scott R. Tobin	-	-	111,372	-	111,372

(1)	Joel Ackerman and Ronnie Morris are named executive officers whose compensation is set forth in the Summary Compensation Table and related disclosure in the “Executive Compensation” section of this proxy statement. Mr. Ackerman and Dr. Morris did not receive any additional compensation for their service as directors.
(2)	Included in the Stock Awards column is the grant date fair value of restricted stock grants, calculated in accordance with FASB ASC Topic 718.
(3)	Included in the Option Awards column is the grant date fair value of stock option grants, calculated in accordance with FASB ASC Topic 718.

Messrs. Epker and Mendelson each received options to purchase 166,666 Shares for their initial election to the Board of Directors and for their services on the Board of Directors and its committees in fiscal 2014. Messrs. Poliakoff and Tobin each received an option to purchase 120,000 Shares for their services on the Board of Directors and its committees in fiscal 2014. Mr. Sidransky received an option award to purchase 200,000 Shares for his service as the Chairman of the Board in fiscal 2014.

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics that is designed to promote the highest standards of ethical conduct by the Company’s directors, executive officers and employees. The Code of Business Conduct and Ethics has been filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2008.

Communications with the Board

Any stockholder desiring to contact the Board, or any specific director(s), may send written communications to: Board of Directors (Attention: (Name(s) of director(s), as applicable)), c/o the Company’s Secretary, One University Plaza, Suite 307, Hackensack, New Jersey 07601. Any proper communication so received will be processed by the Secretary. If it is unclear from the communication received whether it was intended or appropriate for the Board, the Secretary will (subject to any applicable regulatory requirements) use his judgment to determine whether such communication should be conveyed to the Board or, as appropriate, to the member(s) of the Board named in the communication.

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Leadership Structure and Risk Oversight

While the Board believes that there are various structures which can provide successful leadership to the Company, we currently have separate individuals serving in the roles of Chairman of the Board and Chief Executive Officer in recognition of the differences between the two roles. The CEO is responsible for setting the strategic direction for the Company and the day-to-day leadership of the Company, while the Chairman of the Board provides guidance to the CEO and presides over meetings of the full Board. This structure is appropriate at this time to the Company’s business because it reflects the industry experience, vision and energy brought to the Board of Directors by the Chairman, Dr. Sidransky, and the day-to-day management direction of the Company under our CEO, Joel Ackerman.

Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Board meets regularly with management to discuss strategy and the risks facing the Company. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Related Party Transactions

In 2013 and 2014, we engaged in the following transactions with our directors, executive officers, nominees for director, immediate family members of our directors, executive officers or nominees, and beneficial owners of 5% or more of our common stock as of the Record Date. Dr. Sidransky, who is one of our directors, Chairman of the Board of Directors and a nominee for election at the Meeting and who beneficially owned 17.5% of our common stock as of the Record Date, received $150,000 in consulting fees from us during the fiscal year ended April 30, 2013, and $150,000 in consulting fees from us during the fiscal year ended April 30, 2014. Each of Joel Ackerman, who is our Chief Executive Officer, one of our directors and a nominee for election at the Meeting and who beneficially owned 8.9% of our common stock as of the Record Date and Ronnie Morris, who is our President, one of our directors and a nominee for election at the Meeting and who beneficially owned 9.0% of our common stock as of the Record Date, purchased 500,000 Shares of our common stock at a price of $0.50 per Share, for a total of $250,000, and received a warrant to purchase 50,000 additional Shares of our common stock at an exercise price of $0.66 per Share, in a private placement in January 2013. Each of Mr. Ackerman and Dr. Morris also received an additional 28,315 Shares due to certain antidilution rights invoked by this private placement. Battery Ventures IX, L.P. and its affiliate, Battery Investment Partners IX, LLC, collectively purchased 7,000,000 Shares of our common stock at a price of $0.50 per Share, for a total of $3,500,000 and received warrants to purchase an aggregate of 700,000 additional Shares of our common stock at an exercise price of $0.66 per Share in that same private placement in January 2013. Battery Ventures IX, L.P. and Battery Investment Partners IX, LLC also each received 459,776 and 4,597 additional Shares due to certain antidilution rights invoked by this private placement. They collectively beneficially owned 25.8% of our common stock as of the Record Date. Scott Tobin, who is one of our directors and a nominee for election at the Meeting, is an employee of the Battery entities and has been nominated for election as one of our directors at the Meeting pursuant to agreements we have with the Battery entities, including the securities purchase agreement for the January 2013 private placement. PAR Investment Partners, L.P. purchased 10,000,000 Shares of our common stock at a price of $0.50 per Share, for a total of $5,000,000 and received warrants to purchase 1,000,000 additional Shares of common stock at an exercise price of $0.66 per Share in the January 2013 private placement; PAR Investment Partners, L.P. beneficially owned 16.2% of our common stock as of the Record Date. Arthur G. Epker, III, who is one of our directors and a nominee for election at the Meeting, is a Vice President and partner of PAR Capital Management, Inc., an investment adviser that manages PAR Investment Partners, L.P., and has been nominated for election as one of our directors at the Meeting pursuant to an agreement we have with PAR Investment Partners, L.P. in the securities purchase agreement for the January 2013 private placement.

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Beneficial Ownership

The following table sets forth, as of the Record Date, the total number of Shares owned beneficially by (i) each executive officer of the Company named in the Summary Compensation Table included elsewhere in this Proxy Statement (our “Named Executive Officers”), (ii) each current director and each nominee for election as a director and (iii) all directors and executive officers (not just our Named Executive Officers) of the Company as a group and (iv) the present owners of 5% or more of the Shares outstanding. For purposes of calculating beneficial ownership, the applicable percentage of ownership is based upon 66,885,741 Shares outstanding as of the Record Date. Shares issuable pursuant to options or warrants exercisable within 60 days after the Record Date are deemed outstanding for purposes of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of ownership for any other person. Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting and investment power with respect to Shares. Unless otherwise indicated in the footnotes to this table, beneficial ownership of Shares represents sole voting and investment power with respect to those Shares.

Name and Address (1)	Title of Class	Amount and nature of beneficial ownership	Percentage of class
Directors, Nominees and Named Executive Officers
Joel Ackerman (2)	Common Stock	6,447,898	8.9
Arthur G. Epker, III (3)	Common Stock	11,166,666	16.4
James McGorry (4)	Common Stock	361,129	*
Daniel Mendelson (5)	Common Stock	266,666	*
David Miller (6)	Common Stock	75,000	*
Ronnie Morris, M.D. (7)	Common Stock	6,547,898	9.0
Abba David Poliakoff (8)	Common Stock	1,008,667	1.5
David Sidransky, M.D. (9)	Common Stock	11,880,000	17.5
Scott R. Tobin (10)	Common Stock	17,671,040	25.8
All directors and executive officers as a group (9 persons) (11)	Common Stock	55,424,964	66.9
5% Owners (not included above)
Battery Partners IX, LLC (12)	Common Stock	17,551,040	25.7
Battery Ventures IX, L.P. (13)	Common Stock	17,377,285	25.4
PAR Capital Management Inc. (14)	Common Stock	11,000,000	16.2
PAR Group, L.P. (15)	Common Stock	11,000,000	16.2
PAR Investment Partners, L.P. (16)	Common Stock	11,000,000	16.2

* Less than one percent.

(1)	Unless otherwise specified below, the business address of each of the above persons is: c/o Champions Oncology, Inc., One University Place, Suite 307, Hackensack, NJ 07601.
(2)	Includes 5,586,250 Shares issuable upon the exercise of options and warrants that have vested.
(3)	Consists of 10,000,000 Shares outstanding, 166,666 Shares issuable upon the exercise of options that have vested and 1,000,000 Shares issuable upon exercise of a warrant that has vested, held by PAR Investment Partners, L.P. (“PIP”). PAR Group, L.P. (“PAR Group”) is the general partner of PIP and PAR Capital Management, Inc. (“PCM”) is the general partner of PAR Group. Mr. Epker is the Vice President of PCM and through this position has been delegated voting power, including the power to vote and direct the voting, over these securities except to the extent of his pecuniary interests therein, if any, as a result of his direct or indirect ownership interests in PIP and a contingent right on the part of PAR Group to receive a performance-based incentive allocation from PIP.
(4)	Consists of 361,129 Shares issuable upon exercise of options that will vest within 60 days of the Record Date.

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(5)	Consists of 100,000 Shares held by a revocable living trust of which Mr. Mendelson is the lifetime beneficiary and co-trustee and 166,666 Shares issuable upon the exercise of options that have vested or will vest within 60 days of the Record Date.
(6)	Consists of 75,000 Shares issuable upon the exercise of options that have vested.
(7)	Includes 5,586,250 Shares issuable upon the exercise of options and warrants that have vested and 100,000 Shares held by a partnership in which Dr. Morris is a partner.
(8)	Includes 370,000 Shares issuable upon the exercise of options that have vested.
(9)	Includes 980,000 Shares issuable upon the exercise of options that have vested.
(10)	Includes 15,872,333 Shares held by Battery Ventures IX, L.P. (“BVIX”) and 158,707 Shares held by Battery Investment Partners IX, LLC (“BIPIX”). Also includes 1,504,952 Shares which BVIX has the right to acquire through the exercise of a warrant, and 15,048 Shares which BIPIX has the right to acquire through the exercise of a warrant. BVIX and BIPIX are under common control, as Battery Partners IX, LLC (“BPIX”) is the sole general partner of BVIX and the sole manager of BIPIX. Mr. Tobin is a member manager of BPIX. Mr. Tobin expressly disclaims beneficial ownership over all Shares held by BVIX and BIPIX, except to the extent of his indirect pecuniary interest therein. The Company has agreed that it will not approve or effect certain mergers or consolidations without the consent of BVIX. The Company has also granted certain registration rights to certain Shares and Shares issuable upon of warrants held by BVIX and BIPIX. This information is derived from a Schedule 13D/A filed by BVIX, BIPIX and BPIX filed on January 30, 2013. Also includes 120,000 Shares issuable upon the exercise of options that have vested.
(11)	Includes 15,931,961 Shares issuable upon the exercise of options and warrants that have vested or will vest within 60 days of the Record Date.
(12)	Includes 15,872,333 Shares held by BVIX and 158,707 Shares held by BIPIX. Also includes 1,504,952 Shares which BVIX has the right to acquire through the exercise of a warrant, and 15,048 Shares which BIPIX has the right to acquire through the exercise of a warrant. BVIX and BIPIX are under common control, as Battery Partners IX, LLC (“BPIX”) is the sole general partner of BVIX and the sole manager of BIPIX. Mr. Tobin, Thomas J. Crotty, Richard D. Frisbie, Kenneth P. Lawler, R. David Tabors, Roger H. Lee, Neeraj Agrawal, Michael M. Brown, Jesse Feldman and Brian O’Malley are each a member manager of BPIX and therefore may be deemed to beneficially own and have Shared voting and dispositive control over the Shares beneficially owned by BVIX and BIPIX. Mr. Tobin, Mr. Crotty, Mr. Frisbie, Mr. Lawler, Mr. Tabors, Mr. Lee, Mr. Agrawal, Mr. Brown, Mr. Feldman and Mr. O’Malley each expressly disclaims beneficial ownership over all Shares held by BVIX and BIPIX except to the extent of their indirect pecuniary interest therein. The Company has agreed that it will not approve or effect certain mergers or consolidations without the consent of BVIX. The Company has also granted certain registration rights to certain Shares and Shares issuable upon of warrants held by BVIX and BIPIX. The business address of BVIX, BIPIX and BPIX is c/o Battery Ventures, 930 Winter Street, Suite 2500, Waltham, MA 02451. This information is derived from a Schedule 13D/A filed by BVIX, BIPIX and BPIX filed on January 30, 2013.
(13)	Includes 1,504,952 Shares which BVIX has the right to acquire through the exercise of a warrant. The Company has agreed that it will not approve or effect certain mergers or consolidations without the consent of BVIX. The Company has also granted certain registration rights to certain Shares and Shares issuable upon of warrants held by BVIX. The business address of BVIX is c/o Battery Ventures, 930 Winter Street, Suite 2500, Waltham, MA 02451. This information is derived from a Schedule 13D/A filed by BVIX, BIPIX and BPIX filed on January 30, 2013.
(14)	Includes 1,000,000 Shares issuable upon exercise of a warrant that has vested, held by PIP. PAR Group is the general partner of PIP and PCM is the general partner of PAR Group. The business address of PCM is c/o PAR Investment Partners, One International Place, Suite 2401, Boston, MA 02110. This information is derived from a Schedule 13D filed by PIP, PAR Group and PCM on January 30, 2013.
(15)	Includes 1,000,000 Shares issuable upon exercise of a warrant that has vested, held by PIP. PAR Group is the general partner of PIP. The business address of PAR Group is c/o PAR Investment Partners, One International Place, Suite 2401, Boston, MA 02110. This information is derived from a Schedule 13D filed by PIP, PAR Group and PCM on January 30, 2013
(16)	Includes 1,000,000 Shares issuable upon exercise of a warrant that has vested. The business address of PIP is c/o PAR Investment Partners, One International Place, Suite 2401, Boston, MA 02110. This information is derived from a Schedule 13D filed by PIP, PAR Group and PCM on January 30, 2013.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires that the Company’s directors and executive officers and each person who owns more than 10% of the Company’s Shares file with the SEC an initial report of beneficial ownership and subsequent reports of changes in beneficial ownership of the Shares. To the Company’s knowledge, based solely upon the review of the copies of such reports furnished to us, all of these reporting persons complied with the Section 16(a) filing requirements applicable to them in fiscal 2014, except that James McGorry did not file a Form 3 and Scott Tobin and David Sidransky each filed a Form 4 late.

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Report of the Audit Committee

The Audit Committee has reviewed and discussed with management the annual audited financial statements of the Company and its subsidiaries.

The Audit Committee has discussed with Ernst & Young LLP, the independent auditors for the Company for the fiscal year ended April 30, 2014, the matters required to be discussed by Statement on Auditing Standards 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Rule 3526, Communication with Audit Committees Concerning Independence, as adopted by the Public Company Accounting Oversight Board and has discussed with the independent auditors the independent auditors’ independence.

Based on the foregoing review and discussions, the Board of Directors approved the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2014 for filing with the Securities and Exchange Commission.

The Audit Committee

Scott Tobin, Chair

Arthur G. Epker, III

Abba David Poliakoff

Independent Public Accountants

The following is a description of the fees billed to the Company by Ernst & Young LLP during the fiscal years ended April 30, 2014 and 2013:

Audit Fees. Audit fees include fees paid by the Company to Ernst & Young LLP in connection with the annual audit of the Company’s consolidated financial statements, and review of the Company’s interim financial statements. Audit fees also include fees for services performed by Ernst & Young LLP that are closely related to the audit and in many cases could only be provided by our independent auditors. Such services include consents related to SEC and other regulatory filings. The aggregate fees billed to the Company by Ernst & Young LLP for audit services rendered to the Company for the fiscal years ended April 30, 2014 and 2013 totaled $242,000 and $223,170, respectively.

Audit Related Fees. The Company did not incur any audit related services fees from Ernst & Young LLP for the fiscal years ended April 30, 2014 and 2013.

Tax Fees. Tax fees include corporate tax compliance, counsel and advisory services. The Company did not incur any tax related services fees from Ernst & Young LLP for the fiscal years ended April 30, 2014 and 2013.

All Other Fees. The Company did not incur any other fees from Ernst & Young LLP for the fiscal years ended April 30, 2014 and 2013.

The Company’s Audit Committee reviews all fees charged by the Company’s independent auditors, and actively monitors the relationship between audit and non-audit services provided. The Audit Committee must pre-approve all audit and non-audit services provided by the Company’s independent auditors.

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Proposal No. 2

Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee has appointed Ernst & Young LLP as its independent registered public accounting firm for the fiscal year ending April 30, 2015. Ernst & Young LLP has served as the Company’s independent public accountants since 2009. A representative of Ernst & Young LLP is expected to be present at the Meeting with an opportunity to make a statement and to be available to respond to appropriate questions.

Ernst & Young LLP’s principal function is to audit the consolidated financial statements of the Company and its subsidiaries and, in connection with that audit, to review certain related filings with the SEC and to conduct limited views of the financial statements included in our quarterly reports.

The Board of Directors and the Audit Committee recommend that stockholders vote “FOR” ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2015.

Appointment of our independent registered public accounting firm is not required to be submitted to a vote of the stockholders of the Company for ratification by our by-laws or otherwise. However, the Board of Directors is submitting the appointment of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the appointment, the Audit Committee will reconsider whether to retain the firm. In such event, the Audit Committee may retain Ernst & Young LLP, notwithstanding the fact that the stockholders did not ratify the appointment or may select another nationally recognized accounting firm without resubmitting the matter to stockholders. Even if the appointment is ratified, the Audit Committee reserves the right, in its discretion, to select a different nationally recognized accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. The Audit Committee is solely responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm.

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Executive Compensation

Management

At April 30, 2014, the Company had four executive officers: Joel Ackerman, our Chief Executive Officer; Ronnie Morris, our President; James J. McGorry, our Executive Vice President and General Manager, Translational Oncology Solutions; and David Miller, our Vice President, Finance. See “Election of Directors” above for Mr. Ackerman and Dr. Morris’s biographical information. Mr. McGorry’s and Mr. Miller’s biographical information appears below.

James J. McGorry, age 58, has served as our Executive Vice President and General Manager, Translational Oncology Solutions since September 2013. Mr. McGorry is a seasoned life science executive with over twenty-five years of leadership experience in both medical technology and biotechnology businesses. Since February 2013, Mr. McGorry has been a director of Harvard Apparatus Regenerative Technology, Inc., a publicly traded biotech company making regenerated organs for transplant. From 2011 to 2012, Mr. McGorry was Executive Vice-President of Accellent, a medical device contract-manufacturing firm. From 1998 to 2010, Mr. McGorry worked at Genzyme Corporation as a Senior Vice President in both BioSurgery and Oncology. At Genzyme Corporation, he was responsible for commercial operations resulting in global expansion, product extensions and profitable growth. From 1985 to 1996, Mr. McGorry worked at American Hospital Supply Corporation, which merged to form Baxter Healthcare. Mr. McGorry received his MBA from Duke University Fuqua School of Business and his B.A. from the United States Military Academy at West Point.

David Miller, age 44, has served as our Vice President, Finance since June 2013. Prior to joining the Company, Mr. Miller served as the Vice President of Finance and Operations at DMCWW, LLC, a private equity company focused on investing and operating start-up enterprises in the consumer technology space. From January 2006 to March 2010, Mr. Miller served as the Chief Financial Officer of NAF Funding, LLC, a nationwide financial services firm that brokers transactions involving the trading of life insurance policies. From January 2000 to December 2005, Mr. Miller was the Vice President of Finance and Operations at IDT Corp., where he led the creation and growth of the consumer phone services division to over one million customers of local and long distance service. From 1997 to 1999, he was an Assistant Vice President of the Internal Audit Department at Deutche Bank. Mr. Miller also held Senior Accountant positions at Schonbraun, Safris, Sternlieb, LLC and Margolin, Winer and Evans. Mr. Miller earned a B.S. from Yeshiva University in 1991 and an MBA from Fordham in 1999. He is a Certified Public Accountant.

Executive Compensation Introduction

In this section, information is discussed with respect to “named executive officers.” As defined by the Securities and Exchange Commission regulations applicable to the Company, “named executive officers” include all individuals who served as the Company’s principal executive officer during the year ended April 30, 2014, the Company’s two most highly compensated executive officers whose total compensation for the fiscal year ended April 30, 2014 exceeded $100,000 (other than the principal executive officer) and who were serving in such capacities on April 30, 2014, and up to two additional individuals for whom disclosure would have been provided as the two most highly compensated executive officers but for the fact that they were not serving as executive officers on April 30, 2014. The Company’s only principal executive officer during fiscal 2014 was Mr. Ackerman and the Company’s two most highly compensated other executive officers at April 30, 2014 and during fiscal 2014 were Dr. Morris and Mr. McGorry.

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Summary Compensation Table

The following table sets forth information regarding the total compensation paid or earned by the named executive officers as compensation for their services in all capacities during the fiscal years ended April 30, 2014 and 2013.

Name and Principal Position	Year	Base Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	All Other Compensation	Total ($)
Joel Ackerman (2)	2014	53,182	-	-	3,126,571	-	3,179,753
Chief Executive Officer	2013	-	-	-	-	-	-

Ronnie Morris (3)	2014	43,527	-	-	3,126,571	-	3,170,098
President	2013	12,000	-	-	-	-	12,000

James J. McGorry	2014	181,250	-	-	1,061,700	-	1,242,950
Executive Vice President and General Manager, Translational Oncology Solutions (4)	2013	-	-	-	-	-	-

(1)	The amounts shown on the “Option Awards” column reflect the grant date value of the stock option awards computed in accordance with Financial Accounting Standards Board ASC Topic 718. For a discussion of valuation assumptions, see elsewhere in this Annual Report. While these amounts are deductible for federal income tax purposes, for financial statement purposes, these amounts are charged to additional paid-in capital.
(2)	Mr. Ackerman became a Director and commenced his employment on October 26, 2010.
(3)	Dr. Morris became a Director and commenced his employment on October 26, 2010.
(4)	Mr. McGorry commenced his employment on September 3, 2013.

The Compensation Committee has the right to change and increase the compensation of executive officers at any time.

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Joel Ackerman, Chief Executive Officer

The Company entered into a new employment agreement with Mr. Ackerman dated November 5, 2013, which provides for Mr. Ackerman’s continued employment as Chief Executive Officer, and provides further that his annual salary will be $325,000 per year. For the first year, compensation will consist of $108,000 in cash and the balance in the form of an option to purchase 215,000 Shares under the Company’s 2010 Equity Incentive Plan with an exercise price of $1.25 per Share. For the second year, compensation will consist of $216,000 in cash and the balance in stock options. For the third year, compensation will consist of $325,000 in cash. Mr. Ackerman will be eligible to receive an annual bonus, with a target of 50% of his annual salary upon achievement of the Company’s annual plan and a maximum payout of 75% of his annual salary, which bonus may be payable in cash or equity at the discretion of the Company’s board of directors. In addition, Mr. Ackerman was granted (i) an option to purchase 1,500,000 Shares, subject to time-based vesting and (ii) an option to purchase 1,500,000 Shares, subject to performance-based vesting, both under the Company’s 2010 Equity Incentive Plan and both with an exercise price of $1.25 per Share. In addition, all options will vest immediately upon a change of control of the Company.

Ronnie Morris, M.D., President

The Company entered into a new employment agreement with Mr. Morris dated November 5, 2013, which provides for Mr. Morris’ continued employment as President of the Company and provides further that his annual salary will be $305,000 per year. For the first years, compensation will consist of $88,000 in cash and the balance in the form of an option to purchase 215,000 shares of the Company’s common stock under the Company’s 2010 Equity Incentive Plan with an exercise price of $1.25 per Share. For the second year, compensation will consist of $196,000 in cash and the balance in stock options. For the third year, compensation will consist of $305,000 in cash. Mr. Morris will be eligible to receive an annual bonus, with a target of 50% of his annual salary upon achievement of the Company’s annual plan and a maximum payout of 75% of his annual salary, which bonus may be payable in cash or equity at the discretion of the Company’s board of directors. In addition, Mr. Morris was granted (i) an option to purchase 1,500,000 shares of the Company’s common stock, subject to time-based vesting and (ii) an option to purchase 1,500,000 shares of the Company’s common stock, subject to performance-based vesting, both under the Company’s 2010 Equity Incentive Plan and both with an exercise price of $1.25 per Share. In addition, all options will vest immediately upon a change of control of the Company.

James J. McGorry, Executive Vice President and General Manager, Translational Oncology Services

Mr. McGorry accepted an offer letter from the Company, dated August 12, 2013, to serve as the Company’s Executive Vice President and General Manager, Translational Oncology Services. Pursuant to such offer letter, Mr. McGorry’s compensation included an annual base salary of $276,000, participation in the Company’s employee benefit plans, an option to purchase 1,000,000 Shares, and a target bonus between 33% and 50% of his annual base salary for his first year of employment. On September 3, 2013, Mr. McGorry received the option grant to purchase 1,000,000 Shares at an exercise price of $1.33 per Share. The option vests and become exercisable with respect to 333,352 Shares upon the first anniversary of his employment and an additional 27,777 Shares monthly for twenty-four months thereafter. In addition, the option immediately vests with respect to all 1,000,000 Shares upon a change of control.

Outstanding Equity Awards at 2014 Fiscal Year End

The following table sets forth, for each of the named executive officers named in the Summary Compensation Table, information with respect to unexercised options as of the Company’s fiscal year ended April 30, 2014:

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date (1)
Joel Ackerman (2)	5,000,000	-	$0.88	10/25/2020
	125,000	1,375,000	$1.25	11/04/2023
	53,750	161,250	$1.25	11/04/2023
	-	1,500,000	$1.25	11/04/2023
Ronnie Morris, M.D. (2)	5,000,000	-	$0.88	10/25/2020
	125,000	1,375,000	$1.25	11/04/2023
	53,750	161,250	$1.25	11/04/2023
	-	1,500,000	$1.25	11/04/2023
James J. McGorry (3)	333,350	666,650	$1.33	9/03/2023

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(1)	All vested options will be exercisable over a ten-year period expiring on the tenth anniversary of the grant date, subject to earlier termination upon certain events.
(2)	Comprised of 5,000,000 options vested ratably over three years from October 25, 2010, the date of grant as follows: 1,500,000 options that vest 1/12 per three-month period with the first vesting to occur on February 5, 2014; 215,000 options that vest 1/4 per three-month period with the first vesting to occur on February 5, 2014; and 1,500,000 that vest upon certain achieved metrics determined by the Compensation Committee.
(3)	Comprised of 1,000,000 options which vest as follows: 333,352 shares on September 3, 2014 and 27,777 Shares monthly for twenty-four months thereafter.

Equity Compensation Plan Information

The following table provides information, as of April 30, 2014, with respect to all compensation arrangements maintained by the Company, including individual compensation arrangements, under which Shares are authorized for issuance. The weighted-average exercise price does not include restricted stock.

Plan Category (a)	Number of Securities to be issued upon exercise of outstanding options and rights (b)	Weighted-average exercise price of outstanding options and rights (c)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in columns (a) and (c))
Equity compensation plans approved by stockholders 2010 Equity Incentive Plan	22,308,333	$1.02	7,691,667
Equity compensation plans not approved by stockholders 2008 Equity Incentive Plan	1,042,704	$0.89	4,957,296
Total	23,351,037	$1.01	12,648,963

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Proposal No. 3

Non-Binding Proposal to Approve the Compensation of Our Executive Officers

SEC rules adopted pursuant to the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enable our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

For the reasons stated below, we are requesting your approval of the following non-binding resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”

The compensation of our named executive officers are comprehensively described in the Executive Compensation section, and the accompanying tables (including all footnotes) and narrative, of this Proxy Statement.

The Compensation Committee designs our compensation policies for our named executive officers to create executive compensation arrangements that are linked both to the creation of long-term growth, stockholder value and companywide performance, and are competitive with peer companies of similar complexity and encourage stock ownership by our senior management. Based on its review of the total compensation of our named executive officers for fiscal year 2014, the Compensation Committee believes that the total compensation for each of the named executive officers is reasonable and effectively achieves the designed objectives of driving superior business and financial performance, attracting, retaining and motivating our people, aligning our executives with stockholders’ long-term interests, focusing on the long-term and creating balanced program elements that encourage aligned, systemic, sustainable performance.

Neither the approval nor the disapproval of this resolution will be binding on us or the Board of Directors or will be construed as overruling a decision by us or the Board of Directors. Neither the approval nor the disapproval of this resolution will create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for us or the Board of Directors. However, the Compensation Committee values the opinions that our stockholders express in their votes and will consider the outcome of the vote when making future executive compensation decisions, as it deems appropriate.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE NON-BINDING ADVISORY RESOLUTION RELATING TO THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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Other Matters

The Board of Directors is not aware of any other matter which may be presented for action at the 2014 Annual Meeting of Stockholders, but should any other matter requiring a vote of the stockholders arise at the 2014 Annual Meeting, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies, discretionary authority to do so being included in the proxy.

The cost of soliciting proxies will be borne by the Company. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the Shares held of record by such persons, and the Company will reimburse them for their reasonable out-of-pocket expenses. Officers and directors may also solicit proxies.

As a matter of policy, the Company will accord confidentiality to the votes of individual stockholders, whether submitted by proxy or ballot, except in limited circumstances, including any contested election, or as may be necessary to meet legal requirements. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Company and will determine whether or not a quorum is present. Abstentions will be treated as Shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain Shares to vote on a particular matter, those Shares will not be considered as present and entitled to vote with respect to that matter.

Any stockholder desiring to present a proposal at the 2015 Annual Meeting of Stockholders and wishing to have that proposal included in the proxy statement for that meeting must submit the same in writing to the Secretary of the Company at One University Plaza, Suite 307, Hackensack, New Jersey 07601, in time to be received by April 30, 2015.

The persons designated by the Company to vote proxies given by stockholders in connection with the Company’s 2014 Annual Meeting of Stockholders will not exercise any discretionary voting authority granted in such proxies on any matter not disclosed in the Company’s 2014 proxy statement with respect to which the Company has received written notice no later than April 30, 2014 that a stockholder (i) intends to present such matter at the 2014 Annual Meeting, and (ii) intends to and does distribute a proxy statement and proxy card to holders of such percentage of the Shares required to approve the matter. If a stockholder fails to provide evidence that the necessary steps have been taken to complete a proxy solicitation on such matter, the Company may exercise its discretionary voting authority if it discloses in its 2014 proxy statement the nature of the proposal and how it intends to exercise its discretionary voting authority.

Stockholders who do not plan to attend the Annual Meeting are urged to vote by telephone or to complete, date, sign and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. Prompt response is helpful and your cooperation will be appreciated.

By Order of the Board of Directors,

Joel Ackerman

Secretary

Hackensack, New Jersey

August 28, 2014

THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED APRIL 30, 2014, TO EACH STOCKHOLDER WHO FORWARDS A WRITTEN REQUEST TO THE SECRETARY, CHAMPIONS ONCOLOGY, INC., ONE UNIVERSITY PLAZA, SUITE 307, HACKENSACK, NEW JERSEY 07601.

To the extent the rules and regulations adopted by the SEC state that certain information included in this Proxy Statement is not deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or to the liabilities of Section 18 of the Exchange Act, such information shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act.

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CHAMPIONS ONCOLOGY, INC.

One University Plaza, Suite 307

Hackensack, New Jersey 07601

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

annual meeting OF STOCKHOLDERS – sEPTEMBER __, 2014 at 9:00 AM

CONTROL ID:
REQUEST ID:

This Proxy is Solicited on Behalf of the Board of Directors of Champions Oncology, Inc. The undersigned hereby appoints Joel Ackerman and Ronnie Morris, and each of them, as proxy, with full power of substitution, to vote as designated below all of the Shares the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at One University Place, Suite 307, Hackensack, New Jersey 07601, on October 13, 2014 at 9:00 a.m., prevailing local time, and any adjournments or postponements thereof, and otherwise to represent the undersigned at the meeting, with all powers possessed by the undersigned if personally present at the meeting.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/CSBR
PHONE:	1-866-752-VOTE(8683)

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ANNUAL MEETING OF THE STOCKHOLDERS OF CHAMPIONS ONCOLOGY, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1	Election Of Directors:	à	FOR ALL	WITHHOLD ALL	FOR
	To elect seven (7) directors for a one (1) year term ending at the Annual Meeting of Stockholders to be held in 2015 or until their respective successors are duly elected and qualify		☐	☐
	Joel Ackerman				☐
	Arthur G. Epker III				☐	Control ID:
	Daniel Mendelson				☐	REQUEST ID:
	Ronnie Morris, M.D				☐
	Abba David Poliakoff				☐
	David Sidransky				☐
	Scott R. Tobin				☐
Proposal 2	Ratification of Auditors:	à	FOR	AGAINST	ABSTAIN
	Proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2015.		☐	☐	☐
Proposal 3	Say on Pay:	à	FOR	AGAINST	ABSTAIN
	Proposal to approve the non-binding advisory resolution relating to the compensation of our named executive officers.		☐	☐	☐
Proposal 4	In his/their discretion, the proxy/proxies are authorized to vote upon any other business which properly comes before the meeting and any adjournments or postponements thereof.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

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This proxy, when properly executed, will be voted in the manner directed hereby by the undersigned stockholders. If no direction is made, this proxy will be voted FOR the election of all nominees, FOR the ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for the year ending April 30, 2015, FOR the non-binding advisory resolution relating to the compensation of the Company’s named executive officers, and in the discretion of the proxy or proxies upon any other business which properly comes before the meeting.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

_______________________________
_______________________________
_______________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When Shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2014

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

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